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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 2002
                                                        -----------------


               Oakwood Mortgage Investors, Inc., OMI TRUST 2002-B
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               (Exact name of registrant as specified in charter)



           North Carolina            000-31248         applied for
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   (State or other jurisdiction    (Commission       (IRS Employer
          of incorporation)        File Number)    Identification No.)


    c/o JP Morgan Chase & Co.
    Attn:  Craig M. Kantor
    4 New York Plaza, 6th Floor
    New York, New York                                   10004-2413
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 623-5356
                                                          ---------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

        The Registrant is filing Exhibit 99.1 listed in Item 7(c) below in order to supplement information contained in reports on Form 8-K previously filed by the Registrant. The information contained in Exhibit 99.1 relates to the bankruptcy status of the obligors of the assets held by the Registrant.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

        (c)  Exhibits.

             99.1     Supplemental Annualized Remittance Report Information

                                      -2-

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                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2002               OMI TRUST 2002-B, Registrant

                                       By:  OAKWOOD ACCEPTANCE CORPORATION, LLC,
                                            as Servicer

                                       By:  /s/ Derek M. Surette
                                            ------------------------------------
                                       Name:  Derek M. Surette
                                       Title: Vice President/Controller

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                                INDEX TO EXHIBITS

                                                                          Page
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99.1  Supplemental Annualized Remittance
      Report Information ...................................[Electronic Format]